Description of Services

(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential loans originated Home Trust Company (the “Client”). The Review was conducted as a bulk in August 2019 via files imaged and provided by the Client for review and covered assets that were originated from January 2003 to January 2019.

(2) Sample size of the assets reviewed.
The final population of the Review covered 13 Mortgage Credit Review Loans and 260 Renewal Loans totaling an aggregate original principal balance of approximately $98.627 million. To AMC’s knowledge, the Review covered 20.55% of mortgage loans in the securitization.

(3) Determination of the sample size and computation.
The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by Client to the data found in the actual mortgage loan file as captured during the Review. This comparison, when data was available, and as relevant for securitization reporting, included the following data fields:

Qualifying Total Debt Ratio	Original Interest Rate	Original LTV	Purpose
Province	Lien Position

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
AMC’s review was differentiated by the purpose of the loan in question and the guidelines for such loan origination.

Credit Review Population (13 Loans)
AMC reviewed mortgage loan origination documentation to determine conformity with the stated underwriting or credit extension guidelines, standards, criteria or other requirements as directed by Client.

For each Loan, AMC reviewed the Loan File and verified whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, and (j) note
Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report that met guideline requirements was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent Beacon Score (scores from Equifax, Experian, and Transunion if available), (b) the most recent Beacon Score date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines and was present in the mortgage loan file and where possible, wasn’t fraudulent. This
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documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) T4 forms, (iv)tax returns, (v) financial statements, and (vi) Bank Statements.

Property income: AMC determined whether all applicable supporting documentation as required by the guidelines is present in the file. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes/Insurance: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,” (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, (vi) looked for the presence of rent loss insurance as required by guideline and (vii) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the underwriting guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation.

Renewal Population (260 Loans)
AMC reviewed Mortgage Loans that are Renewal Mortgage Loans. AMCs renewal review included confirming that either the borrower executed a “Renewal Acceptance” or that the borrower is paying the “Auto Renewal Rate”, the accuracy of certain origination file data points, the Beacon Score from the credit report in the renewal file used at renewal is accurate on the tape and the presence of certain loan documentation in the related mortgage loan file.

(6) Value of collateral securing the assets: review and methodology (Credit Review Population only).
AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate

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form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline restrictions, and (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject property, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors, and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Not applicable.

(8) Other: review and methodology.

Servicing Review
AMC reviewed twelve (12) months of payment histories for summary and analysis. All loans are reflected as performing loans.

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Summary of findings and conclusions of review

Overview
This section provides some additional details pertaining to the event level grades assigned to exceptions within the AMC due diligence platform. These grades include EV1, EV2, and EV3. The exception level corresponds to severity with EV1 being the lowest, and EV3 being the most severe.

Event Level 1

Credit: The loan meets all applicable guidelines without exception including occupancy. No waivers. Income and assets are deemed reasonable and supported. Credit history and scores meet established guidelines.

Value: Value is supported within 10% of the original appraisal amount and the loan meets the Originator/aggregator guidelines. The property is 100% complete. Appraisal value is on an as-is basis; property conditions meet at least an average; reflects thorough investigation and analysis of the market value. Fully addresses any adverse comments/findings (i.e. declining market, functional/external obsolescence); complies with appraiser independence requirements and the appraisal was completed using approved forms. The appraiser was appropriately licensed.

Event Level 2

Credit: The loan does not meet every applicable guideline for the program but meets the majority of characteristics within the guidelines, and there are documented and strong compensating factors for exceeding certain guidelines. The borrower’s ability and willingness to repay the loan has been demonstrated and documented. Occupancy status, employment, income and assets are deemed reasonable and supported. Verbal verification of employment missing or completed outside the stated requirements and/or after closing/funding.

Value: Value is supported within 10% of the original appraisal amount. Meets originator/aggregator guidelines. The property is 100% complete but may require some cosmetic and/or minor repairs that do not affect value, habitability or marketability, or the property has allowable incomplete items with a builder hold-back agreement under acceptable guidelines. Appraisal value is on an as-is basis. Property conditions meet at least an average. Reflects thorough investigation and analysis of the market value; fully addresses any adverse comments/findings. Appraisal was completed using approved forms. The appraiser was appropriately licensed.

Event Level 3

Credit: The loan does not meet every applicable guideline for the program and most of the loan characteristics are outside the guidelines, or there are weak or no compensating factors for exceeding guidelines. The borrower ability to repay is not fully supported. Occupancy status, employment, income or assets are not considered to be reasonable and are not supported. Credit documents were expired at time of closing and updates/remedy was after closing.

Value: Value cannot be supported within 10% of the original appraisal amount. Cannot validate support of value as stated but can provide a range of value for the subject property that is supported. The subject property is not completely constructed, appraisal is not on an as-is basis and the final inspection was not completed. The subject property condition is less than average. The appraisal was not performed using approved forms. The property valuation type (i.e. full, desk review, BPO) does not meet the originator/aggregator guideline requirements, but the appraiser was appropriately licensed.

Credit Review Population (13 Loans)

CREDIT RESULTS SUMMARY
92.31% of the mortgage loans received an “1” or “2” Credit Event Level.  92.31% of the mortgage loans have a Credit Event Level of “1.”

Credit: Event Level	# Loans	% of Loans
1	12	92.31%
2	0	0.00%
3	1	7.69%

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Total	13	100.00%

PROPERTY/VALUATION RESULTS SUMMARY
84.62% of the mortgage loans received an “1” or “2” Property/Valuation Event Level.  76.92% of the mortgage loans have a Property/Valuation Event Level of “1.”

Property/Valuation: Event Level	# Loans	% of Loans
1	10	76.92%
2	1	7.69%
3	2	15.38%
Total	13	100.00%

REVIEW EXCEPTION SUMMARY
The summary below details the exceptions as noted in the Review and reflect exceptions that would have resulted in exception grades of EV1, EV2, and EV3.  Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Exception Level Grade	Exception Category	Total
Credit	3	Credit	1
		Total Credit (EV3) Exceptions:	1
Total Credit Exceptions:			1
Property	3	Collateral	1
		Property - Appraisal	1
		Total Property (EV3) Exceptions:	2
	2	Property - Appraisal	1
		Total Property (EV2) Exceptions:	1
Total Property Exceptions:			3
Grand Total:			4

OVERALL RESULTS SUMMARY
84.62% of the mortgage loans received an “1” or “2” Overall Event Level.  76.92% of the mortgage loans have an Overall Event Level of “1.”

Overall: Event Level	# Loans	% of Loans
1	10	76.92%
2	1	7.69%
3	2	15.38%
Total	13	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY
Within the 13 mortgage loans reviewed, AMC noted no data deltas across 5 data fields.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Investor: Qualifying Total Debt Ratio	0	13	0.00%	13
Original Interest Rate	0	13	0.00%	13

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Original LTV	0	13	0.00%	13
Purpose	0	13	0.00%	13
State	0	13	0.00%	13
Total	0	65	0.00%	13

Within the 260 Renewal loans reviewed, AMC noted no data deltas across 4 data fields.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Original Interest Rate	0	260	0.00%	260
Original LTV	0	260	0.00%	260
Purpose	0	260	0.00%	260
State	0	260	0.00%	260
Total	0	1040	0.00%	260

ADDITIONAL MORTGAGE CREDIT REVIEW LOAN POPULATION SUMMARY
Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	13	100.00%	$5,833,503.00	100.00%
Total	13	100.00%	$5,833,503.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	13	100.00%	$5,833,503.00	100.00%
Total	13	100.00%	$5,833,503.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	7	53.85%	$2,488,737.00	42.66%
Other-than-first-time Home Purchase	4	30.77%	$2,219,766.00	38.05%
Rate/Term Refinance - Borrower Initiated	2	15.38%	$1,125,000.00	19.29%
Total	13	100.00%	$5,833,503.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	13	100.00%	$5,833,503.00	100.00%
Total	13	100.00%	$5,833,503.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Unavailable	13	100.00%	$5,833,503.00	100.00%
Total	13	100.00%	$5,833,503.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	9	69.23%	$4,172,253.00	71.52%

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Investment	4	30.77%	$1,661,250.00	28.48%
Total	13	100.00%	$5,833,503.00	100.00%

Renewal Population (260 Loans)

RENEWAL RESULTS SUMMARY

Loan Presence of Documentation Event Level	# Loans	% of Loans
1	260	100.00%
Total	260	100.00%

ADDITIONAL RENEWAL LOAN POPULATION SUMMARY
Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	260	100.00%	$92,794,455.16	100.00%
Total	260	100.00%	$92,794,455.16	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
Unknown	260	100.00%	$92,794,455.16	100.00%
Total	260	100.00%	$92,794,455.16	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	2	0.77%	$609,775.98	0.66%
Other-than-first-time Home Purchase	163	62.69%	$61,847,061.26	66.65%
Unavailable	94	36.15%	$30,026,065.09	32.36%
Total	260	100.00%	$92,794,455.16	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
Unknown	260	100.00%	$92,794,455.16	100.00%
Total	260	100.00%	$92,794,455.16	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Unavailable	260	100.00%	$92,794,455.16	100.00%
Total	260	100.00%	$92,794,455.16	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	163	62.69%	$59,268,956.82	63.87%
Investment	96	36.92%	$33,190,990.60	35.77%
Unknown	1	0.38%	$334,507.74	0.36%
Total	260	100.00%	$92,794,455.16	100.00%

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